December 30, 2005

Supplement

SUPPLEMENT DATED DECEMBER 30, 2005 TO THE PROSPECTUS OF
MORGAN STANLEY GLOBAL ADVANTAGE FUND
Dated September 30, 2005

All references in the Prospectus referring to the Fund’s Sub-Adviser are hereby deleted. Any services previously provided by the Sub-Adviser are now being provided by the Investment Adviser.

The following sentence is hereby added to the first paragraph of the section of the Prospectus titled ‘‘Principal
Investment Strategies’’:

The Fund may also invest in foreign securities issued by companies located in emerging market countries.

The second paragraph of the section of the Prospectus titled ‘‘Principal Investment Strategies’’ is hereby replaced by the following:

The Fund’s ‘‘Investment Adviser,’’ Morgan Stanley Investment Advisors Inc., utilizes a bottom-up investment approach that emphasizes stock selection and disposition on an individual company basis. The Fund’s Investment Adviser seeks to invest in growth companies focusing on companies believed to offer strong business fundamentals at an attractive valuation. In determining whether to buy or sell a particular security, the Investment Adviser considers a number of factors, including changes in the issuer's financial and/or industry position, as well as general economic and market conditions.

The first sentence of the third paragraph of the section of the Prospectus titled ‘‘Principal Risks’’ is hereby replaced by the following:

Foreign Securities. The Fund may invest a substantial portion of its assets in foreign securities, including those issued by companies located in emerging market countries.

The first five paragraphs of the section of the Prospectus titled ‘‘Fund Management’’ are hereby replaced by the following:

The Fund has retained the Investment Adviser—Morgan Stanley Investment Advisors Inc.—to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.

The Portfolio is managed within the Investment Adviser’s International Multi Cap Growth team. The team consists of portfolio managers and analysts. Eddie Ramos, an Executive Director of the Investment Adviser, is responsible for the day-to-day management of the Portfolio. Mr. Ramos has been associated with the Investment Adviser in an investment management capacity since June 2005 and began managing the Fund in December 2005. Prior to June 2005, Mr. Ramos was a Vice President for Brown Capital Management working as a portfolio manager and research analyst.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

36021SPT-01

December 30, 2005

Supplement

SUPPLEMENT DATED DECEMBER 30, 2005 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY GLOBAL ADVANTAGE FUND
Dated September 30, 2005

All references in the Statement of Additional Information referring to the Fund’s Sub-Adviser are hereby deleted. Any services previously provided by the Sub-Adviser are now being provided by the Investment Adviser.

The paragraphs under the section of the Statement of Additional Information titled ‘‘G. Fund Management – Other Accounts Managed by the Portfolio Managers’’ are hereby replaced by the following:

As of November 30, 2005, Eddie Ramos managed one mutual fund with a total of approximately $72.7 million in assets; no pooled investment vehicles other than mutual funds; and one other account with a total of approximately $3 million in assets.

Because the portfolio manager manages assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The portfolio manager of the Fund does not currently manage assets for other investment companies, pooled investment vehicles or other accounts that charge a performance fee. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

The paragraphs under the section of the Statement of Additional Information titled ‘‘G. Fund Management – Securities Ownership of Portfolio Managers’’ are hereby replaced by the following:

As of December 21, 2005, Eddie Ramos did not beneficially own any shares of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.